Analyst and Investor Day Presentation September 9, 2021 EX-99.1

Disclaimer Presentation This presentation (“Presentation”) is for informational purposes only and does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any equity, debt or other financial instruments, of CareMax, Inc. (“CareMax” or the “Company”) or any of its affiliates. The information contained herein does not purport to be all-inclusive. The data contained herein is derived from various internal and external sources. No representation is made as to the reasonableness of the assumptions made or the accuracy or completeness of any projections or modeling or any other information contained herein. Any data on past performance or modeling contained herein is not an indication as to future performance. CareMax assumes no obligation to update any information in this Presentation, except as required by law. Except as otherwise stated herein, references to "CareMax" for periods prior to June 8, 2021 refer to CareMax Medical Group, LLC prior to the business combination with Deerfield Healthcare Technology Acquisitions Corp. and IMC Medical Group Holdings, LLC ("IMC"). Trademarks This Presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this Presentation may be listed without the TM, SM © or ® symbols, but CareMax will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights. Projections This Presentation contains projected financial information. Such projected financial information constitutes forward-looking information, is for illustrative purposes only and should not be relied upon as indicative of future results. The assumptions and estimates underlying such projected financial information are inherently uncertain and subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the projected financial information. See “Forward Looking Statements” paragraph below. Actual results may differ materially from the results contemplated by the projected financial information contained in this Presentation, and the inclusion of such information in this Presentation should not be regarded as a representation by any person that the results reflected in such projections will be achieved. The independent registered public accounting firm of CareMax has not audited, reviewed, compiled, or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and, accordingly, has not expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this Presentation. Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, as amended. These forward-looking statements include statements regarding our future growth and strategy. Words such as "anticipate," "believe," "budget," "contemplate," "continue," "could," "envision," "estimate," "expect," "guidance," "indicate," "intend," "may," "might," "plan," "possibly," "potential," "predict," "probably," "pro-forma," "project," "seek," "should," "target," or "will," or the negative or other variations thereof, and similar words or phrases or comparable terminology, are intended to identify forward-looking statements. These forward-looking statements reflect the Company’s expectations, plans or forecasts of future events and views as of the date of this presentation. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important risks and uncertainties that could cause the Company's actual results and financial condition to differ materially from those indicated in forward-looking statements include, among others, the impact of COVID-19 or any variant thereof on the Company's business and results of operation; the availability of sites for medical facilities and the costs of opening such medical facilities; changes in market or industry conditions, regulatory environment, competitive conditions, and receptivity to the Company's services; the Company's ability to continue its growth, including to fill existing patient capacity and grow in new markets; the Company’s ability to integrate acquired businesses; changes in laws and regulations applicable to the Company's business, in particular with respect to Medicare Advantage and Medicaid; the Company's ability to maintain its relationships with health plans and other key payers; any delay, modification or cancellation of government contracts; the Company's future capital requirements and sources and uses of cash, including funds to satisfy its liquidity needs; the Company or any other party’s ability to fulfill contractual obligations; and the Company's ability to recruit and retain qualified team members and independent physicians. For a detailed discussion of the risk factors that could affect the Company's actual results, please refer to the risk factors identified in the Company's reports filed with the SEC. All information provided in this presentation is as of the date hereof, and the Company undertakes no duty to update or revise this information unless required by law, and forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this presentation. Use of Non-GAAP Financial Information Certain financial information and data contained this presentation is unaudited and does not conform to Regulation S-X. Accordingly, such information and data may not be included in, may be adjusted in, or may be presented differently in, any periodic filing, information or proxy statement, or prospectus or registration statement to be filed by the Company with the SEC. Some of the financial information and data contained in this presentation, such as Adjusted EBITDA and margin thereof, Platform Contribution and margin thereof and pro forma medical expense ratio have not been prepared in accordance with United States generally accepted accounting principles (“GAAP”). These non-GAAP measures of financial results are not GAAP measures of our financial results or liquidity and should not be considered as an alternative to net income (loss) as a measure of financial results, cash flows from operating activities as a measure of liquidity, or any other performance measure derived in accordance with GAAP. The Company believes these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and results of operations. The Company’s management uses these non-GAAP measures for trend analyses and for budgeting and planning purposes. The Company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends in and in comparing the Company’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in the Company’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. In order to compensate for these limitations, management presents non-GAAP financial measures in connection with GAAP results. You should review the Company’s audited financial statements, which have been filed by the Company with the SEC. A reconciliation for Adjusted EBITDA to the most directly comparable GAAP financial measures is included in this Presentation. Use of Pro Forma Financial Information and Pro Forma Non-GAAP Financial Information Historical Pro Forma Non-GAAP Financial Summary is provided for informational purposes only and is not necessarily indicative of the operating results or financial position that would have occurred if the acquisitions of IMC, Care Holdings, and SMA had occurred in the stated historical periods, nor is it indicative of the future results or financial position of the combined company. The unaudited pro forma statements of operations do not give effect to the potential impact, of any anticipated synergies, operating efficiencies or cost savings that may result from the acquisitions of IMC, Care Holdings, and SMA, any integration costs or tax deductibility of transaction costs. Pro forma medical expense ratio is calculated from the unaudited pro forma statements of operations. Additionally, Adjusted EBITDA presented on a pro forma basis gives effect to the acquisitions of IMC, Care Holdings, and SMA as if they had occurred in historical periods, which does not necessarily reflect what the Company’s Adjusted EBITDA would have been had the acquisitions occurred on the dates indicated. A reconciliation of projected 2021 pro forma Adjusted EBITDA to the most directly comparable GAAP financial measure is not included in this presentation because, without unreasonable efforts, the Company is unable to predict with reasonable certainty the amount or timing of non-GAAP adjustments that are used to calculate this non-GAAP financial measure. In addition, the Company believes such a reconciliation would imply a degree of precision and certainty that could be confusing to investors. The variability of the specified items may have a significant and unpredictable impact on the Company’s future GAAP results.

CareMax at a Glance 26K Medicare Advantage Members 2011 Year Founded 42 Medical Centers 95+ Employed Providers 66K Total Members We are… A founder-led, technology-enabled, whole person healthcare platform providing value-based care and chronic disease management to seniors. Our mission… Is to empower care teams to provide high-quality, compassionate care by transforming the primary care delivery model to improve outcomes for patients most in need and to reduce overall costs. We empower providers… By providing a medical management platform equipped with data, analytics, and rules-based decision tools and workflows used by physicians across the United States. 70+ Affiliated Providers We offer community health and wellness centers that provide a comprehensive suite of healthcare and social services

Agenda 1 2 3 4 5 Overview of CareMax The CareMax Model Core Process & Outcomes Growth Strategy Financial Performance Q&A 6

Overview of CareMax Carlos de Solo Chief Executive Officer

CareMax Has Established a Deep Bench of Talent Positioning Us For Growth Kevin Wirges Chief Financial Officer Niberto Moreno, M.D. Chief Medical Officer Nicole Cable Chief Experience Officer Carlos de Solo Co-Founder, Chief Executive Officer Alberto de Solo Co-Founder, Chief Operating Officer Ben Quirk Chief Strategy Officer Mayda Antun, M.D. Chief Clinical Officer Luis Sobrado Chief Sales Officer, Florida Celeste Panaro Chief Compliance Officer Rafael Viturro Regional President, Northeast Mark Llorente Regional President, Southeast Gordon Carroll Vice President, Corporate Development

CareMax's Board of Directors



Richard Barasch
Executive Chairman

- Current
  - Executive Chairman, AdaptHealth
  - Board of Advisors, Health Policy and Management Program, Columbia Mailman School of Public Health
  - Board of Advisors, Brown School of Public Health
- Prior
  - CEO, Universal American Corp.



Carlos de Solo
Co-Founder, Chief Executive Officer

- Current
  - CEO, CareMax
  - Board member, Coral Gables Hospital
- Prior
  - COO, Solera Health Systems



David Shulkin, M.D.
Director

- Current
  - President, Shulkin Solutions
- Prior
  - 9th U.S. Secretary of Veterans Affairs
  - President, Morristown Medical Center
  - President and CEO, Beth Israel Medical Center
  - Chief Medical Officer, Temple University Hospital



Randy Simpson
Director

- Current
  - Co-Founder, Orion Healthcare Acquisition Partners
- Prior
  - Partner and Head of Healthcare, Glenview Capital
  - Board member, Longview Acquisition Corp.
  - Board member, Tenet Healthcare
  - Vice President, Goldman Sachs



Dr. Jennifer Carter
Director

- Current
  - Managing Director, Blue Venture Fund
  - Managing Director, Sandbox Industries
  - Board member, OncoCyte
- Prior
  - Founder and CEO, TrialzOwn
  - Founder and President, N-of-One



Jose R. Rodriguez
Director

- Current
  - Board of Trustees, Marymount University
  - Board of Directors, Latin Corporate Directors Association
- Prior
  - Senior Audit Partner, KPMG
  - Board of Directors (Lead Director) and Chief Operating Officer, KPMG International's Global Audit Practice



Bryan Cho
Director

- Current
  - Executive Vice President, The Related Companies



Vincent Omachonu
Director

- Current
  - Chair of Department of Industrial Engineering, University of Miami
  - Professor of Health Sector & Policy, University of Miami

CareMax
© Copyright CareMax, Inc.
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We Have Achieved a Number of Key Milestones

Founding Vision

- Founded in 2011 in Miami, Florida to pioneer a whole health approach to value-based care
- Achieved a compound annual growth rate of 27% over the past three years[1]
- Reduced hospitalizations per thousand by nearly 30% in the past three years and achieved medical expense ratio of 67%[2]
- Created a purpose-built technology platform tried and tested by physicians throughout the country

Regional Scale

- Built a scaled, tech-enabled platform operating across Miami-Dade, Broward, Palm Beach, and Orange counties in Florida that is primed for new market expansion
- Grew Medicare Advantage base to 26,000 members through organic growth, de novo center openings, and opportunistic and accretive acquisitions

National Expansion

- Announced collaboration with Anthem health plans to open approximately 50 centers across 8 priority states and to help bring New York City retirees into value-based arrangements
- Announced strategic relationship with The Related Companies to support opening CareMax's medical centers in or near affordable housing units owned or affiliated with Related across the country

1) Three-year CAGR reflects CareMax growth from year-end 2017 to year-end 2020.
2) Represents 2019 CareMax medical expense ratio (MER); MER defined as external provider cost divided by Medicare and Medicaid risk-based revenue.

CareMax
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We Have Built a Scaled Platform With 42 Full-Service Medical Centers… 7-8x ~10x 1 2 Medical Centers Medicare Advantage Members Includes acquisitions of SMA and DNF. 1 1 1 1

… And Have Ample Capacity to Grow Our Core Business Centers Currently at ~55% Capacity Capacity Within Current Medical Centers Incremental 15,000 Members to Reach 75% Capacity Operational Initiatives to Capture Growth in Core Accelerating Sales & Marketing Hired key sales leaders Growing team, expanding call centers, investing in event program specialists Expanding grassroots marketing across local communities Focusing on Member Experience Hired Chief Experience Officer Providing reliable 24/7 member support and simplifying onboarding Increasing frequency of clinic level events that focus on member engagement with care teams

We Are Poised to Take Our Strategy Nationwide with Support from Key Strategic Relationships Priority Market Overlapping Markets Affordable Housing Footprint Collaboration with to open 50 medical centers across 8 states Strategic relationship with to support opening CareMax’s medical centers in or near affordable housing units owned or affiliated with Related across the country Other CareMax Expansion States

The CareMax Model Carlos de Solo Chief Executive Officer

CareMax Operates in the Fastest Growing Segment of the Large and Underpenetrated Medicare Advantage Market

Medicare Market Is Large and Expected to Grow at 8% Annually[1]

2019-2025 Expected Medicare Spend CAGR of 8% Would Outpace Overall Healthcare Spend Growth of 5%

$800 Billion Medicare Spend — 2019A

$1.25 Trillion Projected Medicare Spend — 2025E

Medicare Advantage Penetration Expected to Continue to Increase[2]

36% of Medicare Eligibles

22 Million Medicare Advantage Members — 2019A

46% of Medicare Eligibles

33 Million Projected Medicare Advantage Members — 2025E

Medicare Shifting to Value-Based Care[3]

% of Medicare Enrollment Under Value-Based Care



23"%"
46"%"
2018A
2021E

1) Centers for Medicare and Medicaid Services, Office of Actuary. 2019. "National Health Expenditures by Source of Funds." Note data includes enrollment in Original Medicare and Medicare Supplement and excludes Puerto Rico and U.S. territories.
2) Congressional Budget Officer (CBO). 2020. "March Congressional Budget Office Medicare Baseline for 2020."
3) Global Healthcare Alliance. 2018. "Staying the Course on Value."

CareMax © Copyright CareMax, Inc.

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The Current Healthcare System Faces Challenges in Several Key Areas Which CareMax's Whole Person Health Model is Equipped to Solve

	Current State of System	What We Solve For
1 Delivery Coordination	▪ Over 860 million physician visits per year with 51% seen by a primary care provider[1] ▪ Inconsistency in medical records among patients, health plans, and providers leads to inadequate or duplicative care	▪ Our technology integrates information flow across the patient journey – Triangulates data from health plans, third-party providers, and other external sources – Ability to assess patients directly enables more accurate modeling of risk
2 Patient Engagement	▪ 80% of patients reported that they would switch providers for "convenience factors" alone[2] ▪ Only 11% of patients and 14% of providers report having enough time during the primary care provider visit[3]	▪ Our providers have smaller patient panels and are able to build deeper relationships with members – Providers are able to focus on quality of care rather than volume of visits – We provide transportation for most patients from their homes to the medical center
3 Economic Incentives	▪ Primary care spend is over $200B (11% of total US healthcare spend) and influences ~$2T of downstream healthcare spend[4] ▪ Current payment structures emphasize volume rather than quality of care	▪ Value-based care inverts the incentives of traditional Medicare to focus on prevention and whole person health ▪ All stakeholders can do better when our patients do better

CareMax

1) U.S. Department of Health and Human Services. 2018. "National Ambulatory Medical Care Survey."
2) NRC Health. 2018. "Effortless care experiences."
3) The Physicians Foundation. 2016. "Survey of America's physicians: Practice patterns and perspectives."
4) Patient-Centered Primary Care Collaborative. 2019. "Investing in Primary Care."

© Copyright CareMax, Inc.

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Gastro-enterology CareMax Operates a Transformative Care Delivery Platform Compared to Traditional Primary Care Dental Cardiology Ultrasound Ancillary Services End-to-end services including: Primary Care Providers (PCP) Specialists In-house diagnostics Designed to lead: Better cost containment Greater medication adherence More impact to outcomes Patient satisfaction Most PCPs practice under fee-for-service arrangements PCPs that practice under value-based contracts still refer patients to specialist services under fee-for-service arrangements Key Services Primary Care Only Full-Spectrum, In-House Value-Based Care Pharmacy Delivery Primary Care for Adults and Children Women’s Health Walk-ins On-Site Lab Tests Optometry Podiatry Neurology Urology Acupuncture Joint Injections Mental Health / Psychiatry EKG X-Rays Massage Therapy Exercise Programs Nutrition & Health Education Activity Center Targeted Case Management Transportation Description Primary Care for Adults and Children Women’s Health Walk-ins X-Rays Other Services Referred to External Providers Limited to No Ancillary Services Provided by PCP

Our Technology Platform Delivers Unique Value for the Primary Care Ecosystem…

CareOptimize was purpose-built by CareMax to provide a leading value-based care technology solution

Proven Commercialization

careoptimize

2.4 million+
Patients

20,000+
Providers

2,200+
Client Locations


Application Programming Interfaces (APIs)
User Interactions at Point of Care
Interoperable Platform
Machine Learning and Natural Language Processing

CareOptimize Differentiators

- ✓ Provider EHR Agnostic
- ✓ Tracks an Unlimited Amount of Quality Programs
- ✓ Reconciles Across Health Plans and EHRs
- ✓ Alerts Providers for Coding Compliance in Real Time
- ✓ Updates Algorithms for Changes in Legislative Policy

CareMax
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… And Has Been Adopted by Payors and Providers Across 2,200+ Locations in 33 States 1-50 Facilities 51-100 Facilities 101-250 Facilities 251+ Facilities

Core Process & Outcomes Alberto de Solo Chief Operating Officer

We Have a Defined Set of Processes Designed to Drive Improvements in Medical Management

Data & Analytics

Weekly management reviews of medical management scorecards and daily tracking of patient data

Remote Patient Monitoring

Utilize CareMax's tech-enabled Remote Patient Monitoring system, CareBox, to monitor critical patient health data and alert care coordinators of issues in minutes

Vertical Integration

Enhance specialists services across regions; deploy in-house pharmacy fulfilment and delivery; utilize in-house coding, billing, compliance teams



Data & Analytics
Embedded Tech Workflows
Care Management
Hospital Mitigation
Vertical Integration
Remote Patient Monitoring
CareMax

Embedded Tech Workflows

Create consistent coding processes to maintain accurate coding compliance while CareOptimize monitors incoming data in real time

Care Management

Closely monitor post discharge programs, outpatient referral coordination, and social determinants of health

Hospital Mitigation

Ensure close to real time communication of ER visits to PCPs and corporate medical management team

CareMax
© Copyright CareMax, Inc.
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CareMax Remains Engaged with Members at Every Stage of the Patient Journey… Introduce patient to CareMax services by welcome specialist 1 Conduct initial health screening with a primary care provider 3 Establish behavioral plan to work toward customized health goals 4 Maintain regular contact with patient and schedule visits with PCPs and specialists 5 Broaden patient engagement across CareMax services over time 6 Meet with care management rep to identify specific needs, including social services 2

… And Provides a Consistent Point of Contact in Unexpected Circumstances 1 2 3 PCPs are notified close to real time of patient admission into the ER Dedicated outreach team contacts patient and hospital to gather information on cause of admission and condition of patient Upon discharge, CareMax will perform an in-home visit: Document new medications and devise plan for adherence Evaluate acuity of patient condition Assess qualification for additional in-home services Designed to lead to greater patient trust in our providers, better regimen compliance, and prevention of costlier outcomes Post-discharge follow-up a key focus to prevent readmission and coordinate additional care as needed

Our Processes Have Lowered Medical Costs Over Time Despite High Dual Eligibility…

Dual-Eligibles as a Percentage of Total Medicare Members

Medicare beneficiaries who also qualify for Medicaid due to low income or special needs are known as dual-eligible beneficiaries



65%
50%
45%
CareMax[1]
Peer 1
Peer 2

Patient Medical Expense Ratio by Tenure with CareMax[2]

Longer tenure as a CareMax member is correlated with a reduction in MER as CareMax model impacts utilization



107%
84%
77%
60%
62%
54%
51%
0-12 mos.
12-24 mos.
24-36 mos.
36-48 mos.
48-60 mos.
60-72 mos.
>72 mos.

1) Figure reflects legacy CareMax as of year-end 2020.
2) Reflects CareMax patients enrolled in HealthSun health plans for 2019 dates of service.

© Copyright CareMax, Inc.

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… And Resulted in a Clinical Advantage in Improving Health KPIs vs Traditional Medicare Figures reflect legacy CareMax for FY19. As compared to emergency department data per Avalere. Based on 2019 CMS FFS benchmark. As compared to readmission data from the Healthcare Cost and Utilization Project at the Agency for Healthcare Research and Quality. 2 3 Percentage Improvement vs Fee-for-Service Benchmarks1 4

Successful Management of Health Outcomes Has Resulted in Attractive Center Profitability

Existing centers have demonstrated ~20% platform contribution margin even at partial capacity[1]



~70%

Average 2019 Member Capacity Utilization



~20%

Average 2019 Platform Contribution Margin[2]

1) Reflects CareMax centers opened in 2017 or earlier.
2) Platform contribution defined as revenue less external provider costs and cost of care. Platform contribution margin equals platform contribution divided by Medicare and Medicaid risk-based revenues.

© Copyright CareMax, Inc.

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CareMax's Comprehensive and Compassionate Care Has Driven Member Satisfaction



*"**Becoming a member at CareMax has been the best thing that ever happened to me**. I love the communication and transportation and I get excited when I am on the way to the clinic."*

– CareMax Member



*"I feel like everyone at CareMax is always fighting for my health and **we are one big family**. I enjoy the convenience of all the additional benefits and the frequent activities that my clinic provides."*

– CareMax Member



*"My experience at CareMax has been perfect and my health has improved tremendously since I joined. **CareMax has everything I need in one place** and it has been a marvelous experience."*

– CareMax Member

CareMax
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Live Center Tour Dr. Bert Moreno, M.D. Chief Medical Officer To enlarge the video, please click the outward arrow or square icons in the top right corner of the media player

Growth Strategy Ben Quirk Chief Strategy Officer

Our Strategy Will Focus on Organic Growth Growth in Existing Clinics Open De Novo Clinics in New Markets by Leveraging Strategic Relationships Expand MSO Network Execute Opportunistic M&A Engage in Direct Contracting Strategy 3 4 5 2 1

De Novo Centers Offer Compelling and Scalable Returns on Investment

Illustrative De Novo Investment and Returns

3-4 Care Teams


~$4-5M
($4-5M)
Illustrative Cumulative De Novo Investment[1]
Illustrative Year 5 Platform Contribution[2]

Illustrative Year 5 Assumptions

- **600 Member Capacity per Care Team**
- **~70% Capacity**
- **~$1,200 Revenue Per Member Per Month (PMPM)**
- **~20% Platform Contribution Margin**

1) Includes initial buildout costs and operating losses up to platform contribution breakeven.
2) Platform contribution defined as revenue less external provider costs and cost of care.

CareMax
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Our Strategic Relationships Have the Potential to Improve De Novo Unit Economics Growth Costs Faster membership growth Initial financing to fund part of center buildout and opex Two-way data sharing to effectively improve health outcomes Faster membership growth Affordable housing pipeline mitigates go-it-alone search costs Local market insights increase effectiveness of marketing efforts Lower churn within affordable housing units Large health plan member network allows more targeted marketing spend More accessible physician pipeline

We Have a Large White Space to Expand Our Organic De Novo Model Nationally…

Key Strategic Relationships

- CareMax plans to open **approximately 50 medical centers** in collaboration with Anthem
- **The Related Companies** will serve as our real estate advisor and enable us to embed clinics directly inside or near affordable senior housing, offering patients easy access to CareMax's care teams and payor partners' offerings
- As part of its recently awarded group Medicare contract, **Anthem Group Retiree Solutions** will work with CareMax and other providers to transition approximately 250,000 New York retiree members to Medicare Advantage and value-based arrangements
- CareMax plans to leverage other strategic opportunities for growth, including adding local grassroots outreach and collaborative arrangements with preferred payor partners

Near-Term Expansion Across Multiple Markets



Priority Market Anthem
Affordable Housing Footprint RELATED
Overlapping Markets Anthem RELATED
Other CareMax Expansion States CareMax

CareMax

© Copyright CareMax, Inc.

31

… And a Blueprint to Build De Novo Centers in New Markets with the Support of Our Payor and Real Estate Partners Close collaborations with national payors and housing corporations to fill centers and ensure superior health outcomes Better Outcomes Housing Corporations National Payors Marketing Strategy Community Outreach Business Development Highest Acuity Panels Active Member Engagement Patient Coordination Detail-oriented strategy supported by geo-mapping software and real estate advisor insights Geo-mapping software used to target patient population density De-identified data on low-income seniors and accessibility to our clinics Opportunity to embed care teams directly in residential complexes Process to hire medical staff with passion for delivering whole health care to underserved communities Competitive Dynamics Payor / Health Plan Support Patient Demographics MA Membership Prevalence and Penetration Commuting Patterns / Time Hospital and Specialist Networks Physician Recruitment Member Sourcing Rigorous New Market Evaluation

We Take a Targeted Approach to Entering New Markets We aim to: Take a deliberate and selective approach to entering new markets Apply our de novo playbook to grow centers quickly after opening Engage in contracts that maintain long-term payor agnosticism  Leverage relationships with and insights from strategic relationships to create an informed expansion roadmap  Analyze proximity to dense, Medicare-eligible populations and other logistical KPIs  Look for markets with low-to-moderate competitive intensity  Evaluate availability of tuck-in acquisitions   

Our Historical De Novo Centers Have Shown a Systematic Ramp to Center Profitability

Average Medicare Advantage Members per Care Team by Year After Opening[1]



600
500
400
300
200
100
-
~50% Capacity
~70% Capacity
YGeneral
YGeneral
YGeneral
YGeneral
YGeneral
Platform Contribution Margin²:
Positive Margin
~20% Margin

1) Data represents CareMax centers opened prior to 2017.
2) Platform contribution defined as revenue less external provider costs and cost of care. Platform contribution margin equals platform contribution divided by Medicare and Medicaid risk-based revenues.

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Our Strategic Relationship With The Related Companies Provides Entry Into Attractive Markets Across the U.S. Related Affordable Housing Related Affiliate Housing Related’s national presence in affordable housing (55K units in 24 states) and commercial real estate provides an opportunity to assist CareMax in entering new markets, including some of the largest urban concentrations of low-income seniors in the U.S. After initial buildout of CareMax medical centers in NYC, CareMax and Related envision deploying the collaboration across the U.S. Related Affordable Housing National Footprint Case: Far Rockaway, Queens New York City Housing Authority Development Initial buildout in Far Rockaway, Queens located at the base of a Related owned affordable apartment community Initial buildout in Far Rockaway, Queens will be at the base of a Related owned affordable apartment community, Ocean Park Apartments New York City Housing Authority Development

We Have a Demonstrated Ability to Drive Growth at Clinics Within Affordable Housing CareMax’s Pembroke Pines center is located in the lower level of an affordable senior housing complex Residents have convenient access to: Primary care providers Diagnostic testing Rotating specialist doctors Rapid transportation to larger community hub medical centers Revenue CAGR: 63% Membership CAGR: 30% CareMax began operating the clinic in 2017 and created significant membership and revenue growth Invested in sales and marketing, added additional payor choices, added specialty services, and shifted members to risk contracts Implemented technology systems and care management processes to drive revenue and earnings growth Reached 70%+ capacity utilization within 2 years of acquisition, or approximately half the time as a typical de novo center Value Creation Playbook $M Pembroke Pines Medical Center Background Revenue and Member Growth

Our De Novo Plan Represents a Path to 8x the Size of the Current Business Assumes 70,000+ total capacity in existing 42 centers. Assumes each de novo has on average 3 care teams, each capable of serving 600 Medicare Advantage patients. Projected Medical Center Count Year-end FY24 portfolio represents total capacity for 200,000+ Medicare Advantage patients1

We Have a Pipeline to Execute Our De Novo Strategy Locations in earlier stage due diligence, prior to submission of a LOI. Locations that have passed our site selection process and for which we have submitted a formal LOI. Locations under LOI in which we are actively negotiating terms with counterparties. Locations with signed definitive lease agreements and proposed timelines for buildout and opening. ~150 Locations Under Evaluation 1 ~30 Proposals in Progress 2 ~20 Leases Under Negotiation 3 5 Signed Leases 4 Projected De Novo Openings De Novo Pipeline

Financial Performance Kevin Wirges Chief Financial Officer

We Grew Our Business in 1H21 Despite Headwinds From COVID-191 All figures give effect to the combinations of IMC, Care Holdings, and SMA as if they had occurred in historical periods; See Historical Pro Forma Non-GAAP Financial Summary. ~$4M risk adjustment impact represents the estimated degree to which CMS reimbursement was impacted due to shelter-in-place orders affecting our ability to appropriately document patient acuities in 2020. Medical expense ratio defined as external provider costs divided by Medicare and Medicaid risk-based revenues. Reflects estimated ~$4M impact to total revenue and ~$7M impact to external provider costs directly attributable to COVID-related admissions. Platform contribution defined as revenue less external provider costs and cost of care. Estimated Risk Adjustment Impact2 Estimated Overall Impact of COVID4 Combined Impact of Risk Adjustment and Direct COVID Costs4 Revenue Medical Expense Ratio3 Platform Contribution5 $mm $mm 1H21 MER in-line with historical performance ex-COVID4

We Expect the Impact of COVID on Our Business to be Transitory CareMax and IMC only. We have real-time visibility into admissions related to COVID when they occur PCP visitation rates have exceeded pre-pandemic levels, supporting our expected ability to document and manage patient acuity In-Person PCP Visits per Member1 COVID Inpatient Admissions – Rolling 7-Day Average1

Capitalization and Liquidity Pro forma for the acquisition of DNF which closed in September 2021. Warrants have a strike price of $11.50/share and are subject to a $18.00 redemption cap. 50% of earnout shares are issuable if the volume weighted average price of the stock exceeds $12.50/share on 20 days within any 30-day trading period in the first year after transaction close, and the remaining 50% are issuable if the volume weighted average price exceeds $15.00/share on 20 days within any 30-day trading period in the second year. As of September 8, 2021, the first contingency has been met. Pro forma for $88.1M cash used to fund the acquisition of the assets of DNF in September 2021. 2 Diluted Share Count Net Debt (Cash) 1 4 3

Investment Highlights 1 2 3 4 5 6 Demonstrated track record of attractive center margins and long-term competitive moat Decade-long operational playbook to produce consistent organic growth at owned and acquired centers Proprietary, provider-agnostic technology platform utilized by care teams across the U.S. Multi-pronged growth strategy driven by de novo openings, strategic relationships, and opportunistic M&A Comprehensive whole person health model delivering high-touch, preventative primary care Fragmented market of 60M Medicare eligibles with ample white space for adoption of value-based care

Thank You – Q&A

Appendix

We Have Longstanding Relationships with Regional and National Payors to Deliver Value-Based Care to Health Plan Members Medicare Advantage Medicaid ACA

Reconciliation to EBITDA and Adjusted EBITDA Net Income to EBITDA Bridge Note: All figures give effect to the combinations of IMC, Care Holdings, and SMA as if they had occurred in historical periods. Pro forma net income replaces historical interest expense and D&A with go-forward assumptions of interest expense and D&A reflecting current leverage and applicable D&A schedules. Reflects professional fees, salaries and wages, and other expenses deemed one-time in nature. Also includes operating losses incurred by de novo centers up to 18 months after opening. Includes expenses and fees related to business combinations, non-recurring transactions, and M&A and integration teams. Includes adjustments to reflect normalized run-rate impacts of combination synergies. 1 2 3 4

Historical Pro Forma Non-GAAP Financial Summary All figures give effect to the combinations of IMC, Care Holdings, and SMA as if they had occurred in historical periods. Primarily reflects fees for medical services provided by us or managed by our affiliated medical groups under full risk capitation arrangements made directly with various MA payors. Pro Forma Non-GAAP Income Statement1 2 2